UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2005

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On September 26, 2005, Regal Cinemas Corporation (“Regal Cinemas”), a wholly owned subsidiary of Regal Entertainment Group (the “Registrant”), entered into a third amendment (the “Third Amendment”) to its Fourth Amended and Restated Credit Agreement, dated as of May 10, 2004, and as first amended as of July 27, 2004 and as second amended as of November 24, 2004 (as amended, the “Senior Credit Facility”), with Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch), as Administrative Agent.  Although in full compliance with the existing financial covenants under the Senior Credit Facility, Regal Cinemas entered into the Third Amendment to, among other things, amend the financial covenants to permit the Registrant future financial flexibility.  All terms not otherwise defined herein shall have the meanings given such terms in the Senior Credit Facility.

Pursuant to the Third Amendment, effective September 26, 2005, Regal Cinemas is required to use 50% of any Consolidated Excess Cash Flow as of the end of each Fiscal Year to prepay Loans, unless at the end of each Fiscal Year the Consolidated Leverage Ratio shall be 3:75:1.00 or less, an increase from the current exclusion in the Senior Credit Facility of 3:50:1.00.  The Third Amendment also increases the maximum Consolidated Adjusted Leverage Ratio for: (i) Fiscal Year 2005 from 5.75:1.00 to 6.00:1.00, (ii) Fiscal Year 2006 from 5:50:1.00 to 6.00:1.00, (iii) Fiscal Year 2007 from 5.25:1.00 to 5.75:1.00, and (iv) Fiscal Year 2008 from 5.25:1.00 to 5.50:1.00.  The maximum Consolidated Adjusted Leverage Ratio for Fiscal Year 2009 and thereafter remains 5.25:1.00.  The Third Amendment similarly increased the maximum Consolidated Leverage Ratio for Fiscal Year 2007 and Fiscal Year 2008 from 3.25:1.00 to 3.75:1.00 and 3.50:1.00, respectively.  The maximum Consolidated Leverage Ratio for Fiscal Year 2009 and thereafter remains 3.25:1.00.

The foregoing is qualified in its entirety by reference to the Third Amendment, a conformed copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference, and the Senior Credit Facility, a copy of which is attached as Exhibit 4.1 to the Registrant’s Form 10–Q for the quarterly period ended July 1, 2004 (Commission File No. 001-31315), filed with the Securities and Exchange Commission on August 10, 2004.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

N/A

(b)           Pro forma financial information.

N/A

(c)           Exhibits.

Exhibit No.	Description

4.1

Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 26, 2005, between Regal Cinemas and Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch), as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: September 29, 2005	By:	/s/ Amy E. Miles
	Name:	Amy E. Miles
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 26, 2005, between Regal Cinemas and Credit Suisse, Cayman Islands Branch (f/k/a Credit Suisse First Boston, acting through its Cayman Islands Branch), as Administrative Agent.